Exhibit 99(a)

FIRST AMENDMENT AND WAIVER
TO 364-DAY SIXTH AMENDED AND RESTATED
COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY

               FIRST AMENDMENT AND WAIVER, dated as of March 28, 2005 (this “First Amendment”), to and under the 364-Day Sixth Amended and Restated Competitive Advance and Revolving Credit Facility, dated as of June 18, 2004 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITIBANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC. and HSBC BANK USA, as documentation agents (collectively, in such capacity, the “Documentation Agents”), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMORGAN CHASE BANK), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

               WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agents and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein;

               WHEREAS, the Majority Lenders and the Administrative Agent are willing to agree to such amendment to and under the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Majority Lenders and the Administrative Agent hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. Amendments to Section 1 (Definitions). (a) The definition of “Consolidated EBITDA” in Section 1 of the Credit Agreement is hereby amended as follows:

(i)	by deleting “(other than interest expense or discount during such period attributable to Permitted Receivables Financing with an aggregate principal amount not in excess of $1,500,000,000)” in the first clause (b) of such definition;

(ii)	by substituting a comma for the word “and” immediately before clause (f) of such definition;

(iii)	by adding the following as new clauses (g) and (h) to such definition:

          “, (g) any expenses accounted by the Borrower or any of it Subsidiaries in such period for post-employment benefits under FAS 106 and (h) beginning with the period

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ending on March 31, 2005, any cash charges in respect of restructurings, plant closings, headcount reductions or other similar actions related to the operations of the Borrower and its Subsidiaries, provided that, solely for the purpose of this definition, the aggregate amount of all charges under this clause (h) shall not exceed $225,000,000 for any four fiscal quarter period”;

(iv)	by substituting a comma for the word “and” immediately before the second clause (b) of such definition; and

(v)	by adding the following as second clause (c) at the end of the first sentence of such definition:

          “and (c) any cash payments made during such period in respect of expenses described in clause (g) above taken in such period”

               (b) The definition of “Consolidated Leverage Ratio” in Section 1 of the Credit Agreement is hereby amended by deleting “(other than any Permitted Receivables Financing outstanding on such date in an aggregate principal amount not to exceed $1,500,000,000 and any other Non-Recourse Debt not related to accounts receivable of the Borrower or any of its Subsidiaries)” from clause (a) of such definition.

               (c) The definition of “Term Out Period” in Section 1 of the Credit Agreement is hereby amended by deleting it in its entirety.

               3. Amendment to Section 2.5 (Prepayments). Section 2.5(c) of the Credit Agreement is hereby amended by deleting therefrom the following three references to the Term Out Period in their entirety: (a) the words “(and, if the Borrower elects to extend the repayment date pursuant to subsection 2.8(a), during the Term Out Period)” in lines 1-2 thereof; and (b) the words “(or, during the Term Out Period, exceed the Aggregate Total Outstandings on the Termination Date)” in lines 4-5 and in lines 7-8 thereof.

               4. Amendment to Section 2.8 (Repayment of Loans; Evidence of Debt). Section 2.8(a)(i) of the Credit Agreement is hereby amended by deleting therefrom the following proviso in its entirety:

          “; provided, that, at the Borrower’s option any Loans outstanding on the Termination Date shall be due and payable in full on the date which is one year following the Termination Date (or such earlier date as the Loans become due and payable pursuant to Section 7 or subsection 2.5) (such period following the Termination Date, the “Term Out Period”)”.

               5. Amendment to Section 2.9 (Interest Rates and Payment Dates). Section 2.9(f) of the Credit Agreement is hereby amended by revising the table set forth in the definition of “Applicable Margin” (a) to delete “Prior to Term Out Period” from the headings for the first three alternatives listed in the first column of the table and (b) to delete the fourth alternative headed “Applicable Margin During Term Out Period:” in its entirety from the table.

               6. Amendment to Section 6.1 (Consolidated Leverage Ratio). Section 6.1 of the Credit Agreement is hereby amended by deleting the number “3.25” therefrom and substituting in lieu thereof the number “3.50”.

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               7. Waiver of Subsection 5.1(a) (Financial Statements). The Lenders hereby waive compliance, until June 30, 2005, by the Borrower with the requirements of subsection 5.1(a) of the Credit Agreement with respect to the fiscal year of the Borrower ended December 31, 2004.

               8. Waiver of Sections 3.1, 5.1 and 5.2(a) (Financial Condition; Financial Statements; Certificates; Other Information). The Lenders hereby waive any breach of Sections 3.1, 5.1 and 5.2(a) of the Credit Agreement caused by the delivery of financial statements under Section 3.1 or Section 5.1 and certificates under Section 5.2(a) prior to the date of this First Amendment to the extent such financial statements and certificates do not present fairly the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP for reasons described in the Borrower’s 8-K Current Report, filed with the Securities and Exchange Commission on March 4, 2005.

               9. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

               10. Effectiveness. This First Amendment shall become effective upon (a) the Administrative Agent receiving counterparts of this First Amendment duly executed by the Borrower and the Majority Lenders, (b) the payment of all fees payable by the Borrower to J.P. Morgan Securities Inc., Citigroup Global Markets Inc. or any Lender on or before the date hereof and (c) the payment of all reasonable expenses of the Administrative Agent for which invoices have been presented (including the invoices of Simpson Thacher & Bartlett LLP) on or before the date hereof.

               11. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               12. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

               13. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.

DELPHI CORPORATION
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Administrative Agent and as a Lender
By:
Name:
Title:

CITIBANK, N.A., as Syndication Agent and as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as Documentation Agent and as a Lender
By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC., as Documentation Agent and as a Lender
By:
Name:
Title:

HSBC BANK USA, as Documentation Agent and as a Lender
By:
Name:
Title:

Signature page for the First Amendment and Waiver to
364-Day Sixth Amended and Restated Competitive
Advance and Revolving Credit Facility, dated as
of March 28, 2005 among Delphi Corporation and
the lenders party thereto

[Name of Lender]

By:
Name:
Title: